SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 5, 2002


                         SPACE LAUNCHES FINANCING, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


         0-27873                                                98-0178621
(Commission File Number)                       (IRS Employer Identification No.)


 55 Quai Gustav Ador, Geneva, Switzerland                               CH-1206
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (949) 489-2400
         CIK Number 0001098009



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.


              By Current Report on Form 8-K dated January 20, 2002, the Registrant reported that it had entered into an Agreement and Plan of Reorganization with PolyDerm, Inc. (the "Agreement"), pursuant to which Agreement the Registrant agreed to acquire PolyDerm, Inc. for 24,069,896 shares of Registrant Common Stock. The shareholders of PolyDerm never tendered their shares for exchange and the required audit of PolyDerm, Inc. was never delivered to the Registrant, so the acquisition and issuance of the 24,069,896 shares have been rescinded.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 2, 2002                           SPACE LAUNCHES FINANCING, INC.



                                                       By: /s/ Luc Badel
                                                       Luc Badel
                                                       President and Secretary


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